EXHIBIT 99.1

THE CHARLES SCHWAB CORPORATION

News Release

Contacts:

MEDIA:	INVESTORS/ANALYSTS:

Greg Gable	Rich Fowler
Charles Schwab	Charles Schwab
Phone: 415-636-5847	Phone: 415-636-9869

SCHWAB REPORTS QUARTERLY RESULTS

Strength of business model reflected in EPS from continuing operations of $.26,

which includes $.04 of previously disclosed charges.

SAN FRANCISCO, October 15, 2008 – The Charles Schwab Corporation announced today that its income from continuing operations was $304 million for the third quarter of 2008, down 6% from the record third quarter of 2007. For the nine months ended September 30, 2008, the company’s income from continuing operations was $922 million, up 13% from the year-earlier period.

Chairman Charles Schwab said, “Investors are experiencing market conditions that are as difficult as I have seen in my career and that test anyone’s resolve and confidence. Schwab’s focus has remained right where it belongs – helping our clients navigate through this storm. Our operating discipline and the contributions of thousands of dedicated employees over these months have helped us maintain that focus and perform exceedingly well. We remain dedicated to the principles of safety and soundness, as they form the heart of our strong client relationships.”

	Three Months Ended —September 30,—		% Change	Nine Months Ended —September 30,—		% Change
Financial Highlights	2008	2007		2008	2007
Results from continuing operations(1):
Net revenues (in millions)	$1,251	$1,291	(3%)	$3,866	$3,649	6%
Pre-tax profit margin	39.9%	39.7%		39.3%	36.4%
Income (in millions)	$304	$323	(6%)	$922	$815	13%
Diluted earnings per share	$.26	$.27	(4%)	$.80	$.66	21%

Discontinued operations, net of tax	$—	$1,211	N/M	$(18)	$1,284	N/M
Net income (in millions)(2)	$304	$1,534	N/M	$904	$2,099	N/M
Diluted earnings per share(2)	$.26	$1.28	N/M	$.78	$1.69	N/M
Return on stockholders’ equity(2)	31%	145%		31%	67%

(1)	Prior period amounts are presented on a continuing operations basis to exclude U.S. Trust, which was sold for $3.3 billion on July 1, 2007.

(2)	Prior period amounts reflect a one-time after-tax gain of $1.2 billion on the sale of U.S. Trust.

CFO Joe Martinetto commented, “Our continued success in building client relationships helped third quarter net interest and trading revenues rise by 3% and 16%, respectively, while limiting the decline in asset management and administration fees to just 2%. The diverse revenue mix inherent in our business model and our ongoing expense discipline helped us keep overall revenues within 3% of last year’s results while achieving a 39.9% pre-tax profit margin and a 31% return on equity.”

Mr. Martinetto added, “We achieved these results in the face of a 20%-plus decline in equity market valuations over the past year. We also faced revenue headwinds this quarter due to the recognition of $73 million in pre-tax charges relating to losses on two corporate debt securities that were affected by market turmoil. In addition, last year’s third quarter included the gain on the sale of U.S. Trust, as well as a one-time lift in interest revenue from investing the proceeds. Regardless of the year-over-year comparisons, our third quarter 2008 performance represented outstanding results in an extraordinary environment, and we retain a flexible, all-weather balance sheet with over $4 billion of stockholders’ equity, multiple sources of liquidity and strong credit ratings.”

CEO Walt Bettinger said, “For many clients, today’s market environment presents unprecedented challenges, and Schwab’s ability to help them manage their investments has never been more important. During the extremely volatile month of September, our clients made heavy use of all of our service channels - branch, phone and internet – and their trading activity resulted in 5 of the 10 highest volume days in our history. Solid retail and advisor client activity helped drive total net new assets to $24 billion during the third quarter, even after modest net outflows in our corporate Mutual Fund Clearing Business due to planned transfers and investor redemptions. Total client assets ended September 2008 at $1.3 trillion, down 9% from last September. Active brokerage accounts and retirement plan participants at quarter-end were up 5% and 14%, respectively, over year-earlier levels, and we now serve 399,000 banking accounts. All of our businesses remain well positioned to serve their clients – including individuals, independent advisors and company retirement plans – during these tough times.”

Business highlights for the third quarter (data as of quarter-end unless otherwise noted):

Schwab Investor Services Business (SIS)

•	Net new accounts for the quarter totaled 21,000, up 51% year-over-year. Total accounts reached 5.2 million as of September 30, 2008, up 4% year-over-year.

•

Launched an online community for Active Trader clients where they can discuss investing topics, exchange information, ideas and trading experiences, and gain access to Schwab and third party trading experts.

Schwab Institutional® Business (SI)

•	Expanded outreach to help advisors considering independence via a webcast, new marketing materials, and “Discovery” events designed to help them explore their options.

•	Launched the Transfer of Accounts Wizard on www.schwabinstitutional.com as part of a suite of online tools that helps advisors efficiently open, fund and monitor new accounts and transfers.

Schwab Corporate and Retirement Services Business (SCRS)

•

Retirement plans converted to Schwab administration during the quarter = 62, with approximately 29,300 participants, compared with 38 plans and approximately 16,800 participants in the third quarter of 2007.

•

Eight Schwab-administered retirement plans were recognized in the Profit Sharing/401(k) Council of America 2008 Signature Awards program. Schwab was recognized for communication to plan sponsors and participant education.

Products and Infrastructure

•	For Charles Schwab Bank:

•	Balance sheet assets = $23.7 billion, up 78% year-over-year.

•	Outstanding mortgage and home equity loans = $5.3 billion, up 77% year-over-year.

•	First mortgage originations during the quarter = $511 million.

•	Schwab Bank’s High Yield Investor CheckingTM ended the third quarter with 276,000 accounts and $3.8 billion in balances.

Supporting schedules are either attached or located at: http://www.aboutschwab.com/media/xls/q3_2008_schedule.xls

About Charles Schwab

The Charles Schwab Corporation (Nasdaq: SCHW) is a leading provider of financial services, with more than 300 offices and 7.3 million client brokerage accounts, 1.3 million corporate retirement plan participants, 399,000 banking accounts, and $1.3 trillion in client assets. Through its operating subsidiaries, the company provides a full range of securities brokerage, banking, money management and financial advisory services to individual investors and independent investment advisors. Its broker-dealer subsidiary, Charles Schwab & Co., Inc. (member SIPC, http://www.sipc.org), and affiliates offer a complete range of investment services and products including an extensive selection of mutual funds; financial planning and investment advice; retirement plan and equity compensation plan services; referrals to independent fee-based investment advisors; and custodial, operational and trading support for independent, fee-based investment advisors through its Schwab Institutional division. The Charles Schwab Bank (member FDIC) provides banking and mortgage services and products. More information is available at www.schwab.com.

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THE CHARLES SCHWAB CORPORATION

Consolidated Statements of Income

(In millions, except per share amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Net Revenues
Asset management and administration fees	$596	$610	$1,827	$1,730

Interest revenue	497	593	1,485	1,697
Interest expense	(50)	(160)	(192)	(491)

Net interest revenue	447	433	1,293	1,206

Trading revenue	252	218	728	618
Other	(44)	30	18	95

Total net revenues	1,251	1,291	3,866	3,649

Expenses Excluding Interest
Compensation and benefits	390	447	1,265	1,326
Professional services	86	81	254	236
Occupancy and equipment	75	70	221	208
Advertising and market development	47	44	181	162
Communications	51	50	155	150
Depreciation and amortization	38	39	113	117
Other	65	48	156	123

Total expenses excluding interest	752	779	2,345	2,322

Income from continuing operations before taxes on income	499	512	1,521	1,327
Taxes on income	(195)	(189)	(599)	(512)

Income from continuing operations	304	323	922	815
(Loss) income from discontinued operations, net of tax	—	1,211	(18)	1,284

Net Income	$304	$1,534	$904	$2,099

Weighted-Average Common Shares Outstanding — Diluted	1,158	1,201	1,157	1,242

Earnings Per Share — Basic
Income from continuing operations	$.26	$.27	$.80	$.66
(Loss) income from discontinued operations, net of tax	$—	$1.02	$(.01)	$1.05
Net income	$.26	$1.29	$.79	$1.71
Earnings Per Share — Diluted
Income from continuing operations	$.26	$.27	$.80	$.66
(Loss) income from discontinued operations, net of tax	$—	$1.01	$(.02)	$1.03
Net income	$.26	$1.28	$.78	$1.69

Dividends Declared Per Common Share	$.06	$1.05	$.16	$1.15

See Notes to Consolidated Statements of Income and Financial and Operating Highlights.

THE CHARLES SCHWAB CORPORATION

Financial and Operating Highlights

(Unaudited)

	Q3-08 % change		2008			2007
(In millions, except per share amounts and as noted)	vs. Q3-07	vs. Q2-08	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Net Revenues (1)
Asset management and administration fees	(2%)	(4%)	$596	$618	$613	$628	$610
Net interest revenue	3%	5%	447	427	419	441	433
Trading revenue	16%	10%	252	230	246	242	218
Other (2)	N/M	N/M	(44)	33	29	34	30

Total net revenues	(3%)	(4%)	1,251	1,308	1,307	1,345	1,291

Expenses Excluding Interest (1)
Compensation and benefits	(13%)	(11%)	390	438	437	455	447
Professional services	6%	2%	86	84	84	88	81
Occupancy and equipment	7%	4%	75	72	74	74	70
Advertising and market development	7%	(19%)	47	58	76	68	44
Communications	2%	(2%)	51	52	52	50	50
Depreciation and amortization	(3%)	3%	38	37	38	39	39
Other (3)	35%	23%	65	53	38	45	48

Total expenses excluding interest	(3%)	(5%)	752	794	799	819	779

Income from continuing operations before taxes on income	(3%)	(3%)	499	514	508	526	512
Taxes on income (1)	3%	(3%)	(195)	(201)	(203)	(221)	(189)

Income from continuing operations	(6%)	(3%)	304	313	305	305	323
(Loss) income from discontinued operations, net of tax (4,5)	N/M	N/M	—	(18)	—	3	1,211

Net Income	N/M	3%	$304	$295	$305	$308	$1,534

Diluted earnings per share from continuing operations	(4%)	(4%)	$.26	$.27	$.26	$.26	$.27
Basic earnings per share	N/M	—	$.26	$.26	$.27	$.27	$1.29
Diluted earnings per share	N/M	—	$.26	$.26	$.26	$.26	$1.28
Dividends declared per common share	N/M	20%	$.06	$.05	$.05	$.05	$1.05
Weighted-average common shares outstanding – diluted	(4%)	—	1,158	1,154	1,159	1,167	1,201

Performance Measures
Pre-tax profit margin from continuing operations (1)			39.9%	39.3%	38.9%	39.1%	39.7%
Annualized return on stockholders’ equity			31%	32%	33%	35%	145%

Financial Condition (at quarter end, in billions)
Cash and investments segregated (1)	47%	47%	$13.8	$9.4	$11.1	$8.8	$9.4
Receivables from brokerage clients	(5%)	(18%)	$10.6	$12.9	$11.5	$12.3	$11.2
Loans to banking clients (1)	77%	12%	$5.5	$4.9	$4.0	$3.4	$3.1
Total assets	34%	9%	$52.8	$48.4	$44.6	$42.3	$39.3
Deposits from banking clients (1)	76%	11%	$22.0	$19.9	$15.6	$13.8	$12.5
Payables to brokerage clients	14%	10%	$21.5	$19.5	$20.4	$20.3	$18.9
Long-term debt (1)	50%	—	$.9	$.9	$.9	$.9	$.6
Stockholders’ equity	21%	5%	$4.1	$3.9	$3.6	$3.7	$3.4

Other (1)
Full-time equivalent employees (at quarter end, in thousands)	5%	1%	13.5	13.4	13.4	13.3	12.9
Annualized net revenues per average full-time equivalent employee (in thousands)	(7%)	(5%)	$371	$390	$391	$409	$400
Capital expenditures—cash purchases of equipment, office facilities, and property, net (in millions)	38%	47%	$47	$32	$48	$52	$34

Clients’ Daily Average Trades (in thousands)
Revenue trades (6)	12%	11%	282.9	254.7	274.6	275.5	253.5
Schwab Investor Services (7)	17%	9%	24.0	22.0	23.3	21.5	20.5
Schwab Institutional ® (7)	39%	23%	26.4	21.5	27.9	22.3	19.0
Schwab Corporate and Retirement Services (7)	15%	25%	1.5	1.2	1.4	1.3	1.3

Total	14%	12%	334.8	299.4	327.2	320.6	294.3

Average Revenue Per Revenue Trade (6)	8%	1%	$14.59	$14.38	$14.47	$13.87	$13.56

(1)	The third quarter of 2007 is presented on a continuing operations basis to exclude U.S. Trust Corporation, which was sold on July 1, 2007.

(2)	The third quarter of 2008 includes $73 million of charges relating to losses on two corporate debt securities.

(3)	The third quarter and second quarter of 2008 include $8 million and $16 million, respectively, for individual client complaints and arbitration claims relating to Schwab YieldPlus Fund® investments.

(4)	The third quarter of 2007 includes a $1.2 billion after-tax gain on the sale of U.S. Trust Corporation.

(5)	The second quarter of 2008 includes an $18 million adjustment to finalize the income tax gain related to the sale of U.S. Trust Corporation.

(6)	Includes all client trades that generate either commission revenue or revenue from principal markups (i.e., fixed income); also known as DART.

(7)	Includes eligible trades executed by clients who participate in one or more of the Company’s asset-based pricing relationships.

N/M Not meaningful.

See Notes to Consolidated Statements of Income and Financial and Operating Highlights.

THE CHARLES SCHWAB CORPORATION

Notes to Consolidated Statements of Income and Financial and Operating Highlights

(Unaudited)

The Company

The consolidated statements of income and financial and operating highlights include The Charles Schwab Corporation (CSC) and its majority-owned subsidiaries (collectively referred to as the Company), including Charles Schwab & Co., Inc. and Charles Schwab Bank. Prior period amounts are presented on a continuing operations basis to exclude U.S. Trust Corporation, which was sold on July 1, 2007. The consolidated statements of income and financial and operating highlights should be read in conjunction with the consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007. All material intercompany balances and transactions have been eliminated.

**********

Growth in Client Assets and Accounts

(Unaudited)

	Q3-08 % change		2008			2007
(In billions, at quarter end, except as noted)	vs. Q3-07	vs. Q2-08	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter

Assets in client accounts
Schwab One®, other cash equivalents and deposits from banking clients	31%	9%	$43.8	$40.1	$36.5	$35.9	$33.5
Proprietary funds (Schwab Funds® and Laudus Funds®):
Money market funds	25%	6%	200.1	189.2	203.3	183.1	160.3
Equity and bond funds	(35%)	(11%)	42.0	47.0	49.0	58.7	64.3

Total proprietary funds	8%	2%	242.1	236.2	252.3	241.8	224.6

Mutual Fund Marketplace® (1):
Mutual Fund OneSource®	(24%)	(14%)	145.9	170.2	168.2	180.9	190.8
Mutual fund clearing services	(16%)	(13%)	68.8	79.4	77.8	81.8	82.0
Other third-party mutual funds	(6%)	(9%)	210.0	230.2	224.2	225.7	224.5

Total Mutual Fund Marketplace	(15%)	(11%)	424.7	479.8	470.2	488.4	497.3

Total mutual fund assets	(8%)	(7%)	666.8	716.0	722.5	730.2	721.9

Equity and other securities (1)	(18%)	(11%)	447.2	503.7	498.4	545.2	547.8
Fixed income securities	5%	5%	156.4	149.4	146.4	145.8	148.3
Margin loans outstanding	(10%)	(21%)	(9.7)	(12.3)	(10.8)	(11.6)	(10.8)

Total client assets	(9%)	(7%)	$1,304.5	$1,396.9	$1,393.0	$1,445.5	$1,440.7

Client assets by business
Schwab Investor Services (2)	(12%)	(7%)	$551.9	$590.7	$595.5	$625.3	$624.5
Schwab Institutional	(7%)	(6%)	542.1	575.3	569.7	583.5	581.0
Schwab Corporate and Retirement Services (2)	(11%)	(9%)	210.5	230.9	227.8	236.7	235.2

Total client assets by business	(9%)	(7%)	$1,304.5	$1,396.9	$1,393.0	$1,445.5	$1,440.7

Net growth in assets in client accounts (for the quarter ended)
Net new assets
Schwab Investor Services (2)	(22%)	22%	$7.3	$6.0	$13.7	$14.3	$9.4
Schwab Institutional	(18%)	(3%)	14.1	14.5	19.9	17.9	17.1
Schwab Corporate and Retirement Services (2, 3)	(72%)	(45%)	3.0	5.5	7.7	7.3	10.8

Total net new client assets	(35%)	(6%)	24.4	26.0	41.3	39.5	37.3

Net market (losses) gains	N/M	N/M	(116.8)	(22.1)	(93.8)	(34.7)	19.8

Net (decline) growth	N/M	N/M	$(92.4)	$3.9	$(52.5)	$4.8	$57.1

New brokerage accounts (in thousands, for the quarter ended)	5%	(15%)	193	226	246	227	183
Clients (in thousands)
Active Brokerage Accounts	5%	1%	7,310	7,256	7,162	7,049	6,940
Banking Accounts	88%	12%	399	355	318	262	212
Corporate Retirement Plan Participants	14%	3%	1,333	1,291	1,271	1,205	1,169

(1)	Excludes all proprietary money market, equity, and bond funds.

(2)

In connection with recent organizational changes, the Company is reporting separately client assets for the Schwab Corporate and Retirement Services business, which was historically included in the Schwab Investor Services business. Additionally, the mutual fund clearing services business, which was historically disclosed separately, is included within the Schwab Corporate and Retirement Services business.

(3)	Includes inflows of $3.3 billion in the third quarter of 2007 related to a mutual fund clearing services client.

N/M	Not meaningful.

The Charles Schwab Corporation Monthly Market Activity Report For September 2008

	2007 Sep	Oct	Nov	Dec	2008 Jan	Feb	Mar	Apr	May	Jun	Jul	Aug		% change
													Sep	Mo.	Yr.
Change in Client Assets (in billions of dollars)
Net New Assets	9.1	11.7	12.1	15.7	11.1	12.5	17.7	3.8	12.2	10.0	10.4	7.7	6.3	(18%)	(31%)
Net Market Gains (Losses)	41.8	31.4	(50.4)	(15.7)	(60.6)	(17.8)	(15.4)	42.1	17.8	(82.0)	(16.0)	(1.4)	(99.4)

Total Client Assets (at month end, in billions of dollars)	1,440.7	1,483.8	1,445.5	1,445.5	1,396.0	1,390.7	1,393.0	1,438.9	1,468.9	1,396.9	1,391.3	1,397.6	1,304.5	(7%)	(9%)

New Brokerage Accounts (in thousands)	57	75	74	78	94	69	83	94	67	65	64	57	72	26%	26%
Clients (at month end, in thousands)
Active Brokerage Accounts	6,940	6,974	7,013	7,049	7,093	7,119	7,162	7,206	7,232	7,256	7,272	7,287	7,310	—	5%
Banking Accounts	212	229	247	262	286	302	318	332	344	355	367	377	399	6%	88%
Corporate Retirement Plan Participants	1,169	1,182	1,185	1,205	1,256	1,263	1,271	1,284	1,286	1,291	1,306	1,315	1,333	1%	14%
Market Indices (at month end)
Dow Jones Industrial Average	13,896	13,930	13,372	13,265	12,650	12,266	12,263	12,820	12,638	11,350	11,378	11,544	10,851	(6%)	(22%)
Nasdaq Composite	2,702	2,859	2,661	2,652	2,390	2,271	2,279	2,413	2,523	2,293	2,326	2,368	2,092	(12%)	(23%)
Standard & Poor’s 500	1,527	1,549	1,481	1,468	1,379	1,331	1,323	1,386	1,400	1,280	1,267	1,283	1,166	(9%)	(24%)
Clients’ Daily Average Trades (in thousands)
Revenue Trades (1)	231.5	277.3	297.2	250.7	311.2	242.7	268.1	250.6	258.4	255.3	282.1	227.0	339.7	50%	47%
Schwab Investor Services (2)	21.3	20.1	21.1	23.4	24.8	21.9	23.1	22.2	24.1	19.7	24.0	20.8	27.5	32%	29%
Schwab Institutional® (2)	17.4	20.1	24.9	22.2	32.0	23.5	28.0	21.5	20.9	22.0	29.4	20.6	29.0	41%	67%
Schwab Corporate & Retirement Services (2)	1.2	1.2	1.2	1.4	1.5	1.3	1.3	1.2	1.3	1.2	1.4	1.3	1.6	23%	33%

Total	271.4	318.7	344.4	297.7	369.5	289.4	320.5	295.5	304.7	298.2	336.9	269.7	397.8	47%	47%

Daily Average Market Share Volume (in millions)
NYSE	1,378	1,324	1,630	1,320	1,927	1,514	1,727	1,310	1,218	1,400	1,531	1,081	1,603	48%	16%
Nasdaq	1,921	2,166	2,367	1,900	2,696	2,344	2,294	1,982	2,069	2,261	2,355	1,894	2,537	34%	32%

Total	3,299	3,490	3,997	3,220	4,623	3,858	4,021	3,292	3,287	3,661	3,886	2,975	4,140	39%	25%

Mutual Fund Net Buys (Sells) (3) (in millions of dollars)
Large Capitalization Stock	337.0	240.6	(327.5)	(130.3)	(721.5)	819.1	(69.3)	689.1	738.5	284.5	(1,024.5)	(88.2)	(1,496.8)
Small / Mid Capitalization Stock	(2.9)	(73.8)	(641.9)	(1,009.5)	(1,168.7)	(17.2)	(410.0)	10.9	215.8	277.2	(306.5)	392.9	(243.7)
International	663.1	842.2	(80.6)	262.5	(800.2)	283.1	(229.8)	262.1	800.7	(184.6)	(1,036.8)	(743.9)	(2,240.3)
Specialized	78.6	154.3	(191.3)	(132.1)	53.0	206.6	(230.2)	(20.7)	164.4	133.5	(192.1)	(106.3)	(571.8)
Hybrid	202.1	179.6	117.9	199.2	202.0	601.8	457.2	457.1	405.7	273.0	227.1	289.5	(320.7)
Taxable Bond	98.1	953.3	(379.4)	(585.3)	1,407.0	1,047.6	(845.3)	582.0	1,113.1	344.2	440.9	487.7	(894.9)
Tax-Free Bond	111.1	96.7	(152.1)	(519.1)	204.1	(31.6)	10.9	158.6	459.4	358.4	179.7	263.4	(97.9)
Money Market Funds	876.8	4,280.3	8,244.8	7,942.0	7,632.2	3,996.8	5,478.6	(7,347.2)	(3,956.8)	(2,378.1)	4,958.3	506.7	3,973.6

(1)	Includes all client trades that generate either commission revenue or revenue from principal markups (i.e., fixed income); also known as DART.

(2)	Includes eligible trades executed by clients who participate in one or more of the Company’s asset-based pricing relationships.

(3)	Represents the principal value of client mutual fund transactions handled by Schwab, including transactions in proprietary funds. Includes institutional funds available only to Investment Managers.